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                                                               EXHIBIT 24

                             GRUBB & ELLIS COMPANY
                               POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K


     Each of the undersigned directors of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, Carol M. Vanairsdale, and Blake Harbaugh, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as director of the Company, the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 1997 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done hereof.

     This instrument may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which shall constitute, collectively, one instrument.

     IN WITNESS WHEREOF, we have signed these presents this 20th day of June, 1997.

     /s/ Lawrence S. Bacow              /s/ Reuben S. Leibowitz
-----------------------------      -------------------------------
Lawrence S. Bacow                  Reuben S. Leibowitz


     /s/ Robert J. McLaughlin           /s/ John D. Santoleri
-----------------------------      -------------------------------
Robert J. McLaughlin               John D. Santoleri


     /s/ R. David Anacker               /s/ Joe F. Hanauer
-----------------------------      -------------------------------
R. David Anacker                   Joe F. Hanauer


     /s/ Neil Young                     /s/ Sidney Lapidus
-----------------------------      -------------------------------
Neil Young                         Sidney Lapidus


     /s/ Todd Williams                  /s/ C. Michael Kojaian
-----------------------------      -------------------------------
Todd Williams                      C. Michael Kojaian

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                              GRUBB & ELLIS COMPANY
                                POWER OF ATTORNEY

                            ANNUAL REPORT ON FORM 10-K


     The undersigned President and Chief Executive Officer of Grubb & Ellis Company, a Delaware corporation (the "Company"), hereby constitutes and appoints Robert J. Walner, Carol M. Vanairsdale and Blake Harbaugh, jointly and severally, his attorneys with full power of substitution, to sign and file with the Securities and Exchange Commission, in his capacity as President and Chief Executive Officer of the Company, the Company's Annual Report on Form 10-K for the fiscal year 1997 and any and all amendments thereto, and any and all instruments or documents filed as part of or in conjunction with such Annual Report or amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have signed these presents this 20th day of June, 1997.


                                    /s/ Neil Young
                              ----------------------------------
                              Neil Young
                              President and Chief Executive Officer